                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                   BIONOVA HOLDING CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          BIONOVA HOLDING CORPORATION
                             6701 SAN PABLO AVENUE
                           OAKLAND, CALIFORNIA 94608

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 23, 2000

                            ------------------------

To the Stockholders of

  BIONOVA HOLDING CORPORATION:

    You are cordially invited to attend the annual meeting of the stockholders of Bionova Holding Corporation, a Delaware corporation (the "Company") to be held at 9:00 a.m., local time, on Wednesday, August 23, 2000, at The Dallas Marriott Solana, 5 Village Circle, Westlake, Texas 76262 (the "Annual Meeting") for the following purposes:

    1.  To elect the Board of Directors for the ensuing year; and

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on July 10, 2000 are entitled to notice of and to vote at the meeting or any adjournment thereof.

    A record of the Company's activities during 1999 and the Company's audited financial statements for the fiscal year ended December 31, 1999 are contained in the accompanying Annual Report on Form 10-K, as amended on the accompanying Form 10-K/A, for the year ended December 31, 1999. The Annual Report does not form any part of the material for solicitation of proxies except for the Items deemed to be incorporated herein by reference.

    All stockholders are cordially invited to attend the meeting. STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING, TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. If a stockholder who has returned a proxy attends the meeting in person, such stockholder may revoke the proxy and vote in person on all matters submitted at the meeting.

                                          By Order of the Board of Directors

                                          JOE A. RUDBERG
                                          SECRETARY

July 25, 2000

                          BIONOVA HOLDING CORPORATION
                             6701 SAN PABLO AVENUE
                           OAKLAND, CALIFORNIA 94608

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 23, 2000

    This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Bionova Holding Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of stockholders of the Company to be held on August 23, 2000 at 9:00 a.m., local time, at The Dallas Marriott Solana, 5 Village Circle, Westlake, Texas 76262, and at any adjournment or postponement thereof.

    Shares represented by a validly executed proxy will be voted at the meeting in accordance with the directions given. If no direction is indicated, the shares will be voted for the election of the nominees for director named under the caption "Election of Directors" in this Proxy Statement.

    The Board of Directors does not intend to present any other matter at the meeting and is not aware of any other matter to be presented for consideration at the meeting. However, if any other matter is properly presented for action at the meeting, the proxy holders will vote the proxies in accordance with their best judgment.

    Any stockholder of the Company returning a proxy has the right to revoke the proxy at any time before it is voted by communicating such revocation in writing to Bernardo Jimenez, Chief Executive Officer, Bionova Holding Corporation, 6701 San Pablo Avenue, Oakland, California 94608, or by executing and delivering a proxy bearing a later date. No revocation by written notice or by delivery of another proxy shall be effective until such notice of revocation or other proxy, as the case may be, has been received by the Company at or prior to the meeting.

    The approximate date on which this proxy statement and the accompanying proxy were first sent to stockholders of the Company is July 25, 2000.

                               VOTING SECURITIES

    Only holders of record of common stock of the Company, par value $.01 per share (the "Common Stock"), at the close of business on July 10, 2000, the record date for the meeting, are entitled to notice of and to vote at the meeting or any adjournment(s) thereof. On the record date for the meeting, there were issued and outstanding 23,588,031 shares of Common Stock. A majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, is necessary to constitute a quorum. At the meeting, each shareholder of record on the record date will be entitled to one vote for each share registered in such shareholder's name on the record date. The Articles of Incorporation deny cumulative voting rights.

                REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

    With respect to the election of directors, votes may be cast in favor of or withheld from each nominee. The nominees who receive a plurality of the votes cast by stockholders present or represented by proxy at the annual meeting and entitled to vote on the election of directors will be elected as directors of the Company. Consequently, any abstentions, broker non-votes or other limited proxies will have no effect on the election of directors, provided a quorum is present at the meeting.

    Action with respect to any other matter that may properly come before the annual meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote on the matter. Abstentions will be counted in determining the total number of shares present and entitled to vote on any such proposal. Accordingly, although not counted as a vote "for" or "against" a proposal, an abstention on any such proposal will have the same effect as a vote "against" that proposal. Broker non-votes will not be counted in determining the number of shares present and entitled to vote on any such proposal, and will have no effect on the outcome.

    The Company will appoint one or more inspectors of election to act at the meeting and to make a written report thereof. The inspector will ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties as required by law.

                             ELECTION OF DIRECTORS

    The Board of Directors has determined to reduce the size of the Board from nine members to six members. At the annual meeting, six directors will be elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

    The Board of Directors has nominated Evelyn Berezin, Dr. Peter Davis, Bernardo Jimenez, Dr. Gerald Laubach, Eugenio Najera and Dr. Eli Shlifer to continue serving as directors of the Company. Each of the nominees has consented to serve as a director if elected. If any nominee should become unavailable for election for any reason, the persons designated as proxies will have full discretion to cast votes for another person designated by the Board.

    Certain background information regarding the current directors and the nominees to serve as directors is set forth below. Several of the directors have had associations with companies affiliated with the Company. Brief descriptions of these affiliated companies are as follows:

       Pulsar Internacional, S.A. de C.V. ("Pulsar") is a diversified Mexican holding company with interests in the insurance, agriculture, technology, real estate, packaging, financial services, health care and other industries.

       Savia, S.A. de C.V. ("Savia") is a diversified Mexican holding company with interests in the insurance, agriculture, technology, and packaging industries.

       Seminis, Inc. ("Seminis") is the largest developer, producer and marketer of vegetable seeds in the world. Seminis is a majority-owned subsidiary of Savia.

    EVELYN BEREZIN--Ms. Berezin (age 74) has been a venture capital consultant since 1987 and was President of Greenhouse Management Corporation, the general partner of a venture capital firm, from 1981 until 1987. Ms. Berezin is a director of Standard Microsystems Corporation and served as a director of CIGNA Corp. until 1995. Ms. Berezin has served as a director of the Company since 1996.

    DR. PETER DAVIS--Dr. Davis (age 55) is a member of the Executive Committee of Pulsar and has served since 1995 as a director of Seminis. Dr. Davis has served as an advisor to many companies affiliated with Pulsar since 1981.
Dr. Davis was previously a professor at the Wharton School, where he also served as Director of the Wharton Applied Research Center and Director of Executive Education. Dr. Davis has served as a director of the Company since 1996.

    BERNARDO JIMENEZ--Mr. Jimenez (age 46) became the Chief Executive Officer of the Company in October 1997. He is also the Chief Operating Officer of the agrobiotechnology division of Savia. From 1993 to 1996, he served as the head of the Industrial Banking Division at the Vector Group, a financial services company in Mexico which is affiliated with Savia, the Vice President of New Business Development for Pulsar, and the Chief Financial Officer of Savia. He is a director of both Savia and Seminis and he has served as a director of the Company since 1996.

    DR. GERALD D. LAUBACH--Dr. Laubach (age 74) was the President of
Pfizer, Inc., a pharmaceutical company, from 1972 to 1991. He served as a director of CIGNA Corp. and Millipore Corp. until 1996. Dr. Laubach has served as a director of the Company since 1996.

    EUGENIO NAJERA--Mr. Najera (age 52) has been in charge of new business development at Savia since August 1997. From 1993 to 1997 he was the Chief Executive Officer of Cigarrera La Moderna, S.A. de C.V., a tobacco company formerly affiliated with Savia. He is a director of Savia and Seminis.
Mr. Najera has served as a director of the Company since 1998.

    DR. ELI SHLIFER--Dr. Shlifer (age 68) has been a director of Seminis since January 1997. Dr. Shlifer has been a member of the executive committee of Pulsar since 1989 and has served as an advisor to many companies affiliated with Pulsar for more than ten years. Dr. Shlifer has served as a director of the Company since 1999.

    CARLOS HERRERA--Mr. Herrera (age 59) is the Director of Business Development of Agromod, S.A. de C.V., an agricultural company affiliated with Savia. He served as the Chief Executive Officer of the Company from July 1996 through September 1997. Since 1993, Mr. Herrera has served as the Managing Director (Chief Executive Officer) of Bionova, S.A. de C.V., an agricultural company affiliated with Savia. He is an alternate director of Savia. Mr. Herrera has served as a director of the Company since 1996.

    ALEJANDRO PEREZ--Mr. Perez (age 51) has been the Vice President of Diversification of Pulsar since 1991. He formerly served as a director of WebLink Wireless, Inc., and currently serves as a director of several privately-held technology-based companies affiliated with Pulsar. Mr. Perez has served as a director of the Company since 1998.

    DR. CHRISTOPHER R. SOMERVILLE--Dr. Somerville (age 52) is a member of the faculty in the Department of Biological Sciences at Stanford University and the Director of the Department of Plant Biology at the Carnegie Institution of Washington, a private research institute located on the Stanford University campus. Prior to moving to Stanford in 1994, Dr. Somerville held faculty positions at the University of Alberta and Michigan State University.
Dr. Somerville is a co-founder and member of the Scientific Advisory Board of Mendel Biotechnologies, Inc., an agriculturally-oriented biotechnology company founded in 1997. Dr. Somerville has served as a director of the Company since 1998.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

    The Board of Directors has established committees that deal with certain specific areas of the Board's responsibility. The Board has an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee. The current members and the primary functions of the Audit and Compensation Committees are as follows:

       AUDIT COMMITTEE--Dr. Gerald D. Laubach (Chairman), Evelyn Berezin, and Dr. Eli Shlifer are the current members of the Audit Committee. The primary responsibilities of the Audit Committee are (i) to recommend the particular persons or firms to be employed by the Company as its independent accountants and auditors, (ii) to review with the Company's independent auditors the scope of the audit procedures to be applied in conducting the annual audit, the results of the annual audit and the accompanying management letter, if any, (iii) to review interim financial results before they are presented to the Company's stockholders and filed with the Securities and Exchange Commission, (iv) to consult with the Company's independent accountants (periodically, as appropriate, and out of the presence of management) with regards to the adequacy of internal controls and accounting practices and, if need be, to consult also with the Company's internal auditors, and (v) to carry out any other duties delegated to the Audit Committee by the Board from time to time. The Audit Committee met three times during 1999.

       COMPENSATION COMMITTEE--Evelyn Berezin (Chairman) and Dr. Christopher Somerville are the current members of the Compensation Committee. The primary responsibilities of the Compensation Committee are (i) to administer the Company's stock option and stock incentive plans, (ii) to recommend to the Board matters pertaining to employment agreements, salaries and bonuses for the Company's executive officers and contributions to any of the Company's or its subsidiaries' 401(k) Investment Plans, and (iii) to carry out any other duties delegated to the Compensation Committee by the Board from time to time. The Compensation Committee met two times during 1999.

AUDIT COMMITTEE CHARTER

    The Board of Directors of the Company has adopted a written charter for the Audit Committee, a copy of which is included as Annex I to this Proxy Statement.

MEETING ATTENDANCE

    The Board of Directors held six meetings in 1999. Each incumbent director attended at least 75% of the meetings of the Board of Directors and the committees of which he or she was a member except for Alejandro Perez, who attended four of the six meetings of the Board of Directors held during the period for which he served as a director in 1999, and except for Eugenio Najera, who attended two of the six meetings of the Board of Directors held during the period for which he served as a director in 1999.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

    The section entitled "Executive Officers of the Company" appearing after
Item 4 of Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (the "Form 10-K") sets forth certain background information regarding the executive officers of the Company and is deemed to be incorporated herein by reference.

    The section entitled "Executive Compensation" appearing as Item 11 of the Company's Form 10-K/A is deemed to be incorporated herein by reference. Item 11 includes information regarding executive compensation and director compensation as well as disclosures regarding compensation committee interlocks and insider participation.

    In addition, Item 11 includes the Compensation Committee Report on Executive Compensation and a Performance Graph. In accordance with the rules of the Securities and Exchange Commission (the "Commission"), neither the report of the Compensation Committee of the Board of Directors nor the information regarding the Performance Graph shall be deemed to be "soliciting material" or to be "filed" with the Commission, and such information shall not be deemed to be incorporated by reference into any statements or reports filed by the Company with the Commission that do not specifically incorporate such information by reference, notwithstanding the incorporation by reference of this Proxy Statement into any such statements or reports.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                             AND EXECUTIVE OFFICERS

    The section entitled "Security Ownership of Certain Beneficial Owners and Management" appearing as Item 12 of the Company's Form 10-K/A is deemed to be incorporated herein by reference.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The section entitled "Certain Relationships and Related Party Transactions" appearing as Item 13 of the Company's Form 10-K/A is deemed to be incorporated herein by reference.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The section entitled "Section 16(a) Beneficial Ownership Reporting Compliance" appearing as part of Item 10 (entitled "Directors and Executive Officers of the Company") of the Company's Form 10-K/A is deemed to be incorporated herein by reference.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The appointment of the accounting firm selected to audit the Company's financial statements is subject to ratification by the Board of Directors and will not be submitted to stockholders for ratification or approval. It is the present intention of the Company's management to recommend to the Board of Directors the re-appointment of PricewaterhouseCoopers, LLP, which has audited the financial statements of the Company and certain of its subsidiaries since 1996, to audit the financial statements of the Company for 2000. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the meeting to respond to appropriate questions from stockholders and will be given the opportunity to make a statement at the meeting should they desire to do so.

                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

    If a stockholder intends to present a proposal for action at the 2001 annual meeting and wishes to have such proposal considered for inclusion in the Company's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must be submitted in writing and received by the Company by November 30, 2000. Such proposals must also meet the other requirements of the rules of the Commission relating to stockholders' proposals.

    The Company's Bylaws establish an advance notice procedure with regard to nominations of individuals for election to the Board of Directors. In general, notice of a director nomination for an annual meeting must be received by the Company 90 days or more before the date of the annual meeting and must contain specified information and conform to certain requirements, as set forth in the Bylaws. Notice of a director nomination for a special meeting must be received by the Company no later than the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. If the chairman of the stockholders' meeting determines that a director nomination was not made in accordance with the Bylaws, the Company may disregard such nomination.

    In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the 2001 annual meeting, and the proposal fails to comply with the advance notice procedure described in the Bylaws, then the Company's proxy may confer discretionary authority on the persons being appointed as proxies on behalf of management to vote on the proposal. Proposals and nominations should be addressed to the Secretary of the Company, Joe A. Rudberg, 1700 Pacific Avenue, Suite 3300, Dallas, Texas 75201.

    The cost of solicitation of proxies will be borne by the Company. Solicitation may be made by mail, personal interview or telephone by officers and regular employees of the Company, who will receive no additional compensation therefor.

                      DOCUMENTS INCORPORATED BY REFERENCE

    This Proxy Statement incorporates by reference information following Item 4 of Part I of the Company's Form 10-K and Items 10, 11, 12, and 13 of the Company's Form 10-K/A.

    A COPY OF THE COMPANY'S FORM 10-K AND FORM 10-K/A, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY BUT EXCLUDING EXHIBITS TO SUCH REPORTS, IS BEING PROVIDED WITH THIS PROXY STATEMENT TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS BEING SENT BY THE COMPANY. A LIST OF THE EXHIBITS TO SUCH ANNUAL REPORT IS INCLUDED IN THE REPORT; A COPY OF ANY SUCH EXHIBIT WILL BE FURNISHED UPON REQUEST AND PAYMENT OF A MINIMAL FEE EQUAL TO THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH COPY. ANY SUCH REQUEST SHOULD BE DIRECTED TO SCOTT THENELL, INVESTOR RELATIONS, BIONOVA HOLDING CORPORATION, 6701 SAN PABLO AVENUE, OAKLAND, CALIFORNIA 94608, AND EACH SUCH BENEFICIAL OWNER MUST INCLUDE IN SUCH REQUEST A GOOD FAITH REPRESENTATION THAT AS OF THE RECORD DATE THE PERSON MAKING THE REQUEST BENEFICIALLY OWNED ONE OR MORE SHARES OF COMMON STOCK.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          JOE A. RUDBERG
                                          SECRETARY

Oakland, California
July 25, 2000

                                                                         ANNEX-I

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                          BIONOVA HOLDING CORPORATION
                                    CHARTER

I.  PURPOSE

    This Charter ("Charter") shall govern the operations of the Audit Committee ("Committee") of the Board of Directors ("Board") of Bionova Holding Corporation, a Delaware corporation ("Corporation"). The purpose of the Charter is to assist and direct the Board in fulfilling its oversight responsibilities by conducting reviews of (i) financial statements provided by the Corporation to the government or to the public, (ii) the Corporation's systems of internal controls regarding finance and accounting, and (iii) the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this purpose, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation's policies, procedures and practices at all levels.

II.  COMPOSITION

    The Committee shall be comprised of three or more independent directors that meet the requirements for independence promulgated by the American Stock Exchange. The Corporation's desire is that at least three members shall be independent. However, the Corporation reserves the right to appoint one director who is not independent as defined in Rule 4200, if the Board, under exceptional and limited circumstances determines that membership on the Committee by the individual is in the best interests of the Corporation and its shareholders.

    Each member shall be able to read and understand fundamental financial statements, and at least one member shall have past employment experience in finance or accounting.

    Members of the Committee shall be elected by the Board at the annual meeting of the Board to serve one year terms. If a member is unable to serve a full term, the Board shall select a replacement. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee.

III.  MEETINGS

    The Committee shall meet at least twice annually, and more frequently as circumstances dictate. The Committee, or its Chairman, shall communicate each quarter with the independent auditors and management to review the Corporation's interim financial statements. The Committee shall meet annually with management and the independent auditors. Such meetings and communications shall be either in person or by conference telephone call at the discretion of the Committee.

IV.  ACCOUNTABILITY

    The independent auditors shall be ultimately accountable to the Board and the Committee, as representatives of the Corporation's shareholders.

V.  RESPONSIBILITIES

    The responsibility of the Committee shall be to oversee the Corporation's financial reporting process on behalf of the Board and to report the results of such oversight activities to the Board and to the shareholders of the Corporation. The responsibility of management is to prepare the Corporation's financial statements. The responsibility of the independent auditors is to audit those financial statements. To fulfill its responsibilities the Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and reassess the adequacy of this Charter annually and submit to the Board for approval.

2. Prior to issuance or filing with the Securities Exchange Commission, review and discuss the audited financial statements of the Corporation with management and the independent auditors, with specific attention to those matters required to be discussed by SAS No. 61.

3. Receive that formal written statement required by Independence Standards Board Standard No. 1 (ISB Standard No. 1) from the independent auditors and discuss with them that statement and their independence from management and the Corporation.

4. Based on the review and discussions set forth above, determine whether to recommend to the Board that the audited financial statements of the Corporation be included in its Annual Report on Form 10-K for submission to the Corporation's shareholders and filing with the Securities and Exchange Commission.

5. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

INDEPENDENT AUDITORS

6. Prior to commencement of work on the annual audit by the independent auditors, discuss with them the overall scope and plan for their audit and discuss with management and the independent auditors the adequacy and effectiveness of the Corporation's accounting and financial controls.

7. Review and recommend annually to the Board the selection of the Corporation's independent auditors.

FINANCIAL REPORTING PROCESSES

8. Review and discuss with the independent auditors their evaluation of the Corporation's financial reporting processes, both internal and external.

9. Review and discuss with the independent auditors their judgment about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

PROCESS IMPROVEMENT

10. Review and discuss with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been or can be implemented.

LEGAL MATTERS

11. Review with the Corporation's counsel (a) legal compliance matters and
    (b) other legal matters that could have an impact on the Corporation's financial statements.

OTHER

12. The Committee will perform such other functions as assigned by law, the Corporation's charter or bylaws, or the Board.

                       BIONOVA HOLDING CORPORATION
                      ANNUAL MEETING OF STOCKHOLDERS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of BIONOVA HOLDING CORPORATION hereby appoints BERNARDO JIMENEZ and ARTHUR H. FINNEL and each of them, with full power of substitution, as proxies, and authorizes them to represent and to vote, as designated below, all the common stock, par value $.01 per share, of BIONOVA HOLDING CORPORATION that the undersigned is entitled to vote at the Annual Meeting of Stockholders of BIONOVA HOLDING CORPORATION to be held on August 23, 2000, at 9:00 a.m., local time, at The Dallas Marriott Solana,
5 Village Circle, Westlake, Texas 76262, and at any adjournment or postponement thereof.

     THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S) WITH RESPECT TO ANY MATTER TO BE VOTED UPON. IF NO SPECIFICATION IS MADE, THE PROXIES WILL VOTE THESE SHARES FOR THE ELECTION OF THE NOMINEES NAMED ON THE REVERSE SIDE. THE PROXIES WILL VOTE IN THEIR SOLE DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

             (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                          -  DETACH PROXY CARD HERE -
-------------------------------------------------------------------------------

1. Election of the Directors       FOR all nominees          WITHHOLD AUTHORITY to vote                *EXCEPTIONS
   for the terms of office         listed below       / /    for all nominees listed below   / /                       / /
   expiring at the 2001 Annual
   Meeting of Stockholders

Nominees: Evelyn Berezin, Dr. Peter Davis, Bernardo Jimenez, Dr. Gerald D. Laubach, Eugenio Najera, Dr. Eli Shlifer

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*For All Except:________________________________________________________________


                                                    ADDRESS CHANGE AND/OR
                                                    COMMENTS MARK HERE       / /

                                     NOTE: Please sign exactly as shown at left.
                                     If stock is jointly held, each owner
                                     should sign. Executors, administrators,
                                     trustees, guardians, attorneys and
                                     corporate officers should indicate their fiduciary capacity or full title when signing.

                                     Dated:____________________________, 2000

                                     ________________________________________
                                                    (Signature)
                                     ________________________________________
                                           (Signature, if held jointly)

(PLEASE MARK, DATE, SIGN AND MAIL    VOTES MUST BE INDICATED         /X/
THIS PROXY CARD PROMPTLY IN THE      (X) IN BLACK OR BLUE INK.
ENCLOSED ENVELOPE.



                                 PLEASE DETACH HERE
                 - YOU MUST DETACH THIS PORTION OF THE PROXY CARD -
                    BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE